                                                                    Exhibit 99.6


                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                                           552,453.56
           Available Funds:
                     Contract Payments due and received in this period                                                7,704,579.25
                     Contract Payments due in prior period(s) and received in this period                               633,381.19
                     Contract Payments received in this period for next period                                          368,493.56
                     Sales, Use and Property Tax, Maintenance, Late Charges                                             225,223.53
                     Prepayment Amounts related to early termination in this period                                  11,729,194.79
                     Servicer Advance                                                                                   728,181.02
                     Proceeds received from recoveries on previously Defaulted Contracts                                      0.00
                     Transfer from Reserve Account                                                                        9,515.40
                     Interest earned on Collection Account                                                               11,364.11
                     Interest earned on Affiliated Account                                                                4,002.66
                     Proceeds from repurchase of Contracts per Contribution and Servicing Agreement
                     Section 5.03                                                                                             0.00
                     Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted
                     contract < Predecessor contract)                                                                         0.00
                     Amounts paid under insurance policies                                                                    0.00
                     Any other amounts                                                                                        0.00

                                                                                                                     --------------
           Total Available Funds                                                                                     21,966,389.07
           Less: Amounts to be Retained in Collection Account                                                           813,446.80
                                                                                                                     --------------
           AMOUNT TO BE DISTRIBUTED                                                                                  21,152,942.27
                                                                                                                     ==============


           DISTRIBUTION OF FUNDS:
                     1.      To Trustee -  Fees                                                                               0.00
                     2.      To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                 633,381.19
                     3.      To Noteholders (For Servicer Report immediately following the Final Additional
                             Closing Date)

                                   a) Class A1 Principal and Interest                                                 6,439,959.68
                                   a) Class A2 Principal (distributed after A1 Note matures) and Interest            10,079,859.63
                                   a) Class A3 Principal (distributed after A2 Note matures) and Interest               357,765.00
                                   a) Class A4 Principal (distributed after A3 Note matures) and Interest               517,178.80
                                   b) Class B Principal and Interest                                                    297,971.74
                                   c) Class C Principal and Interest                                                    598,660.17
                                   d) Class D Principal and Interest                                                    401,046.34
                                   e) Class E Principal and Interest                                                    523,747.38

                     4.      To Reserve Account for Requirement per Indenture Agreement Section 3.08                          0.00
                     5.      To Issuer - Residual  Principal and Interest and Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting or Amortization Event in effect)       266,066.45
                                   b) Residual Principal (Provided no Restricting or Amortization Event in effect)      558,179.64
                                   c) Reserve Account Distribution (Provided no Restricting or Amortization
                                      Event in effect)                                                                    9,515.40
                     6.      To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any
                             Other Amounts                                                                              240,590.30
                     7.      To Servicer, Servicing Fee and other Servicing Compensations                               229,020.55
                                                                                                                     --------------
           TOTAL FUNDS DISTRIBUTED                                                                                   21,152,942.27
                                                                                                                     ==============

                                                                                                                     --------------
           End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event
           Funds (if any)}                                                                                              813,446.80
                                                                                                                     ==============

II.    RESERVE ACCOUNT

Beginning Balance                                                                                                    $6,443,748.69
            - Add Investment Earnings                                                                                     9,515.40
            - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                  0.00
            - Less Distribution to Certificate Account                                                                    9,515.40
                                                                                                                     --------------
End of period balance                                                                                                $6,443,748.69
                                                                                                                     ==============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                                           $6,443,748.69
                                                                                                                     ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                       249,931,671.90
                          Pool B                                                        72,531,604.62
                                                                                       ---------------
                                                                                                              322,463,276.52
Class A Overdue Interest, if any                                                                 0.00
Class A Monthly Interest - Pool A                                                          791,389.85
Class A Monthly Interest - Pool B                                                          229,665.86

Class A Overdue Principal, if any                                                                0.00
Class A Monthly Principal - Pool A                                                       8,418,302.23
Class A Monthly Principal - Pool B                                                       7,955,405.17
                                                                                       ---------------
                                                                                                               16,373,707.40
Ending Principal Balance of the Class A Notes
                          Pool A                                                       241,513,369.67
                          Pool B                                                        64,576,199.45
                                                                                       ---------------
                                                                                                              ---------------
                                                                                                              306,089,569.12
                                                                                                              ===============

------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $378,036,000     Original Face $378,036,000      Balance Factor
       $ 2.700948                    $ 43.312561                 80.968365%
------------------------------------------------------------------------------

IV.   CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                          Class A1                                                       6,427,276.52
                          Class A2                                                      59,500,000.00
                          Class A3                                                     122,000,000.00
                          Class A4                                                     134,536,000.00

                                                                                       ---------------

Class A Monthly Interest                                                                                      322,463,276.52
                          Class A1 (Actual Number Days/360)                                 12,683.16
                          Class A2                                                         133,428.75
                          Class A3                                                         357,765.00
                          Class A4                                                         517,178.80

                                                                                       ---------------

Class A Monthly Principal
                          Class A1                                                       6,427,276.52
                          Class A2                                                       9,946,430.88
                          Class A3                                                               0.00
                          Class A4                                                               0.00

                                                                                       ---------------
                                                                                                               16,373,707.40
Ending Principal Balance of the Class A Notes
                          Class A1                                                               0.00
                          Class A2                                                      49,553,569.12
                          Class A3                                                     122,000,000.00
                          Class A4                                                     134,536,000.00

                                                                                       ---------------
                                                                                                              ---------------
                                                                                                              306,089,569.12
                                                                                                              ===============

Class A1
----------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
Original Face $59,500,000     Original Face $59,500,000      Balance Factor
       $ 2.242500                   $ 167.166906               83.283309%
----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                                4,257,689.65
                                          Pool B                                                1,235,605.95
                                                                                                -------------
                                                                                                                      5,493,295.60

           Class B Overdue Interest, if any                                                             0.00
           Class B Monthly Interest - Pool A                                                       14,756.44
           Class B Monthly Interest - Pool B                                                        4,282.40
           Class B Overdue Principal, if any                                                            0.00
           Class B Monthly Principal - Pool A                                                     143,409.27
           Class B Monthly Principal - Pool B                                                     135,523.63
                                                                                                -------------
                                                                                                                        278,932.90
           Ending Principal Balance of the Class B Notes
                                          Pool A                                                4,114,280.38
                                          Pool B                                                1,100,082.32
                                                                                                -------------
                                                                                                                     --------------
                                                                                                                      5,214,362.70
                                                                                                                     ==============

           ---------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
           Original Face $6,440,000     Original Face $6,440,000       Balance Factor
                  $ 2.956342                   $ 43.312562               80.968365%
           ---------------------------------------------------------------------------

VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                                8,521,990.63
                                          Pool B                                                2,473,130.57
                                                                                                -------------
                                                                                                                     10,995,121.20

           Class C Overdue Interest, if any                                                             0.00
           Class C Monthly Interest - Pool A                                                       31,282.81
           Class C Monthly Interest - Pool B                                                        9,078.45
           Class C Overdue Principal, if any                                                            0.00
           Class C Monthly Principal - Pool A                                                     287,041.22
           Class C Monthly Principal - Pool B                                                     271,257.69
                                                                                                -------------
                                                                                                                        558,298.91
           Ending Principal Balance of the Class C Notes
                                          Pool A                                                8,234,949.41
                                          Pool B                                                2,201,872.88
                                                                                                -------------
                                                                                                                     --------------
                                                                                                                     10,436,822.29
                                                                                                                     ==============

           ----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
           Original Face $12,890,000     Original Face $12,890,000      Balance Factor
                 $ 3.131207                    $ 43.312561                80.968365%
           ----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                                 5,679,123.33
                                          Pool B                                                 1,648,114.16
                                                                                                 -------------
                                                                                                                      7,327,237.49

           Class D Overdue Interest, if any                                                              0.00
           Class D Monthly Interest - Pool A                                                        22,470.40
           Class D Monthly Interest - Pool B                                                         6,521.04
           Class D Overdue Principal, if any                                                             0.00
           Class D Monthly Principal - Pool A                                                      191,286.59
           Class D Monthly Principal - Pool B                                                      180,768.31
                                                                                                 -------------
                                                                                                                        372,054.90
           Ending Principal Balance of the Class D Notes
                                          Pool A                                                 5,487,836.74
                                          Pool B                                                 1,467,345.85
                                                                                                 -------------
                                                                                                                      -------------
                                                                                                                      6,955,182.59
                                                                                                                      =============

           ---------------------------------------------------------------------------
           Interest Paid Per $1,000     Principal Paid Per $1,000     Ending Principal
           Original Face $8,590,000     Original Face $8,590,000       Balance Factor
                  $ 3.375022                   $ 43.312561               80.968365%
           ---------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                                 7,100,556.98
                                          Pool B                                                 2,060,622.36
                                                                                                 -------------
                                                                                                                      9,161,179.34

           Class E Overdue Interest, if any                                                              0.00
           Class E Monthly Interest - Pool A                                                        45,396.23
           Class E Monthly Interest - Pool B                                                        13,174.25
           Class E Overdue Principal, if any                                                             0.00
           Class E Monthly Principal - Pool A                                                      239,163.90
           Class E Monthly Principal - Pool B                                                      226,013.00
                                                                                                 -------------
                                                                                                                        465,176.90
           Ending Principal Balance of the Class E Notes
                                          Pool A                                                 6,861,393.08
                                          Pool B                                                 1,834,609.36
                                                                                                 -------------
                                                                                                                      -------------
                                                                                                                      8,696,002.44
                                                                                                                      =============

           ----------------------------------------------------------------------------
           Interest Paid Per $1,000      Principal Paid Per $1,000     Ending Principal
           Original Face $10,740,000     Original Face $10,740,000      Balance Factor
                  $ 5.453490                   $ 43.312561                80.968365%
           ----------------------------------------------------------------------------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                         8,520,170.00
                                          Pool B                                         2,472,602.21
                                                                                         -------------
                                                                                                               10,992,772.21

           Residual Interest - Pool A                                                      207,261.46
           Residual Interest - Pool B                                                       58,804.99
           Residual Principal - Pool A                                                     286,979.90
           Residual Principal - Pool B                                                     271,199.74
                                                                                         -------------
                                                                                                                  558,179.64
           Ending Residual Principal Balance
                                          Pool A                                         8,233,190.10
                                          Pool B                                         2,201,402.47
                                                                                         -------------
                                                                                                               --------------
                                                                                                               10,434,592.57
                                                                                                               ==============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                      229,020.55
            - Servicer Advances reimbursement                                                                     633,381.19
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                     240,590.30
                                                                                                               --------------
           Total amounts due to Servicer                                                                        1,102,992.04
                                                                                                               ==============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                              284,011,202.49

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                             9,566,183.11

      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                                 ---------------
         ending of the related Collection Period                                                                 274,445,019.38
                                                                                                                 ===============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                          5,018,450.34

          - Principal portion of Prepayment Amounts                                               4,547,732.77

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                                  -------------
                                          Total Decline in Aggregate Discounted Contract Balance  9,566,183.11
                                                                                                  =============


POOL B
      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
         beginning of the related Collection Period                                                               82,421,679.85

      Aggregate Discounted Contract Balance of Additional Contracts acquired during
         Collection Period                                                                                                 0.00

      Decline in Aggregate Discounted Contract Balance                                                             9,040,167.54


      Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the                           ---------------
         ending of the related Collection Period                                                                  73,381,512.31
                                                                                                                 ===============

      Components of Decline in Aggregate Discounted Contract Balance:
          - Principal portion of Contract Payments and Servicer Advances                          1,909,844.29

          - Principal portion of Prepayment Amounts                                               7,130,323.25

          - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02             0.00

          - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                 Contracts during the Collection Period                                                   0.00

          - Aggregate Discounted Contract Balance of Substitute Contracts added during
                 Collection Period                                                                        0.00

          - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                 during Collection Period                                                                 0.00

                                                                                                  -------------
                                          Total Decline in Aggregate Discounted Contract Balance  9,040,167.54
                                                                                                  =============


                                                                                                                 ---------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 347,826,531.69
                                                                                                                 ===============

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                                Predecessor
                                                                                        Discounted     Predecessor  Discounted
              Lease #               Lessee Name                                         Present Value  Lease #      Present Value
              -----------------------------------------------------------               -------------  -----------  -------------
              3092-701              RADIOLOGY SPECIALISTS, LTD                          $1,285,497.56   3083-701     $619,156.09











                                                                                        -------------               -------------
                                                                            Totals:     $1,285,497.56                $619,156.09

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                $619,156.09
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $323,844,130.83
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.19%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                      $619,156.09
b)  Total discounted Contract Balance of Substitute Receivables                                                     $1,285,497.56
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                                                         $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES     X                      NO
                                                                                     -----------                    ----------

              POOL B                                                                                                Predecessor
                                                                                        Discounted     Predecessor  Discounted
              Lease #               Lessee Name                                         Present Value  Lease #      Present Value
              -----------------------------------------------------------               -------------  -----------  -------------
                                    NONE









                                                                                        -------------               -------------
                                                                            Totals:             $0.00                       $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $105,739,115.35
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS RATING AGENCY APPROVES)                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD             YES                            NO     X
                                                                                   ----------                     --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                          Predecessor
                                                                                   Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                         Present Value  Lease #      Present Value
              ---------------------------------------------------------            -------------  -----------  -------------
                               NONE                                                                                    $0.00










                                                                                   -------------               -------------
                                                                         Totals:           $0.00                       $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                           0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                              $323,844,130.83
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD         YES                                  NO     X
                                                                               ----------                           --------


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                    Predecessor
                                                                                   Discounted     Predecessor  Discounted
              Lease #          Lessee Name                                         Present Value  Lease #      Present Value
              ---------------------------------------------------------            -------------  -----------  -------------
                               None









                                                                                   -------------               -------------
                                                                         Totals:           $0.00                       $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                             $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                              $105,739,115.35
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                          0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                                            $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                                             $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution & Servicing Agreement Section 7.02          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD              YES                                  NO     X
                                                                                    ----------                           --------

                        DVI RECEIVABLES XVI L.L.C. 2001-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE AUGUST 12, 2002

XV.    POOL PERFORMANCE MEASUREMENTS


1.                        AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
              This Month                             4,175,404.11             This Month                             347,826,531.69
              1 Month Prior                          3,164,928.59             1 Month Prior                          366,432,882.34
              2 Months Prior                         4,230,294.85             2 Months Prior                         374,017,036.68

              Total                                 11,570,627.55             Total                                1,088,276,450.71

              a) 3 MONTH AVERAGE                     3,856,875.85             b) 3 MONTH AVERAGE                     362,758,816.90

              c) a/b                                        1.06%

2.            Does a Delinquency Condition Exist (1c > 6% )?
                                                                                              Yes                  No      X
                                                                                                  ---------------    --------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                           Yes                  No      X
                                                                                                  ---------------    --------------
              B. An Indenture Event of Default has occurred and is then continuing?           Yes                  No      X
                                                                                                  ---------------    --------------

4.            Has a Servicer Event of Default occurred?                                       Yes                  No      X
                                                                                                  ---------------    --------------


5.            Amortization Event Check

              A. Is 1c  > 8% ?                                                                Yes                  No      X
                                                                                                  ---------------    --------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                        Yes                  No      X
                                                                                                  ---------------    --------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?         Yes                  No      X
                                                                                                  ---------------    --------------




6.            Aggregate Discounted Contract Balance at Closing Date                       Balance $429,583,246.18
                                                                                                  ---------------



              DELINQUENT LEASE SUMMARY

                                     Days Past Due              Current Pool Balance           # Leases
                                     -------------              --------------------           --------
                                           31 - 60                     12,835,400.39                 32
                                           61 - 90                      5,536,830.65                 20
                                          91 - 180                      4,175,404.11                 20


              Approved By:
              Matthew E. Goldenberg
              Vice President
              Structured Finance and Securitization